UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)    May 22, 2012

AspenBio Pharma, Inc.
(Exact name of registrant as specified in charter)

Colorado	001-33675	84-155338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 South Perry Street, Castle Rock, CO	80104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 794-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The annual meeting of shareholders of AspenBio Pharma, Inc. (the “Company”) for 2012 was held on May 22, 2012 (the “Annual Meeting”).  At the Annual Meeting, the shareholders approved an amendment (the “Amendment”) to the Amended and Restated 2002 Stock Incentive Plan, as amended (the “Plan”) to increase the number of shares of Common Stock reserved under the Plan from 1,500,000 to 1,775,000.  A copy of the Amendment is attached to this Form 8-K as an exhibit and incorporated herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 22, 2012, the total number of shares represented in person or by proxy was 3,368,459 of the 9,633,321 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.  The following matters were voted upon at the Annual Meeting:

1.           Election of Directors:  The following named persons were elected as Directors of the Company to serve until the next Annual Meeting of Shareholders in 2013 or until their successors are elected and qualified.  The votes cast were as follows:

Director Nominee	Number of Votes
	For	Vote Withheld

Stephen T. Lundy	3,215,568	152,891
Gail S. Schoettler	3,215,079	153,380
Daryl J. Faulkner	3,203,960	164,499
Douglas I. Hepler	3,203,732	164,727
John H. Landon	3,205,558	162,901
Michael R. Merson	3,215,957	152,502
Gregory S. Pusey	3,190,313	178,146
Mark J. Ratain	3,203,855	164,604
David E. Welch	3,216,538	151,921

2.           Approval of Amendment to 2002 Stock Incentive Plan:  The shareholders voted to amend the Plan to increase the number of shares of Common Stock reserved under the Plan from 1,500,000 to 1,775,000.  The shareholder vote as to this matter was as follows:

3,068,487 votes for                                           293,890 votes against                                                      6,082 abstentions

3.           Authorization of Reverse Stock Split:  The shareholders voted to authorize a reverse stock split of the outstanding shares of the Company’s Common Stock in a ratio of at least 1-for-2 and up to 1-for-6.  The shareholders also approved a corresponding amendment to the Company’s Articles of Incorporation, subject to the authority of the Board of Directors to abandon such amendment.  The shareholder vote as to this matter was as follows:

3,105,747 votes for                                           250,702 votes against                                                      12,010 abstentions

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibits

10.1	Amendment to Amended and Restated 2002 Stock Incentive Plan, as amended, of AspenBio Pharma, Inc., effective May 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AspenBio Pharma, Inc. (Registrant)
Date: May 24, 2012	By:	/s/ Jeffrey G. McGonegal
Jeffrey G. McGonegal
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Amendment to Amended and Restated 2002 Stock Incentive Plan, as amended, of AspenBio Pharma, Inc., effective May 22, 2012.